EXHIBIT 10.62





                         UNIROYAL TECHNOLOGY CORPORATION
                             2001 STOCK OPTION PLAN
                          AS AMENDED TO JANUARY 1, 2002
                                  AND RESTATED










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                         UNIROYAL TECHNOLOGY CORPORATION
                             2001 STOCK OPTION PLAN

ARTICLE I

                                     General

1.1      Purpose

         The Uniroyal Technology Corporation 2001 Stock Option Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Uniroyal Technology Corporation (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company,
(c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture).

1.2      Administration

         (a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Option Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. Except as provided in the last sentence of this Section 1.2, at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two. A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Solely with respect to the granting and administration of awards to persons who are not at the time of the grant, and who are not expected to become, subject to the insider trading restrictions of Section 16 of the 1934 Act or the limitation on deductible compensation under Section 162(m) of the Code, the Committee may consist of a single member of the Board, who need not be a Qualified Member.

         (b) Committee's Authority. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates given to grantees pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations,
(iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

         (c) Committee Action. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

         (d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

         (e) Limit on Committee Members' Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3      Persons Eligible for Awards

         The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, professional, technical or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select. The Committee may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the Plan.

1.4      Types of Awards Under Plan

         Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, and (c) dividend equivalent rights, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5      Shares Available for Awards

         (a) Aggregate Number Available. The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed 5,000,000 shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan.

         (b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a) shall be adjusted pursuant to Section 3.7(a).

         (c) Certain Shares to Become Available Again. Any shares of Common Stock that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever shall again become available for awards under the Plan.

         (d) Individual Limit. Except for the limits set forth in this Section 1.5(d) and in Section 2.2(g), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person. Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 500,000 shares. Stock options granted and subsequently canceled or deemed to be canceled in a fiscal year count against this limit even after their cancellation

1.6      Definitions of Certain Terms

         (a) The "Fair Market Value" of a share of Common Stock on any day shall be the closing quotation at which such shares are sold on a national securities exchange in the United States. In the event that the shares are listed on a national securities exchange in the United States on such date but the shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the shares were traded. If the shares are listed on more than one national securities exchange in the United States on such date, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per share. If on such date a public market exists for the shares but such shares are not listed on a national securities exchange in the United States, the fair market value per share shall be the closing price reported by the Nasdaq National Market (or its successor quotation system). In the event that there is no closing price reported by the Nasdaq National Market (or its successor quotation system) for shares on such date, the fair market value per share shall be the closing price reported by the Nasdaq National Market (or its successor quotation system) for shares on the closest date preceding such date for which such quotations are available. If on such date no public market exists for shares, the fair market value per share shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith. For all purposes of this Plan, the fair market value per share shall be determined subject to Section 422(c)(7) of the Code. In no event shall the fair market value of any share of Common Stock be less than its par value.

         (b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

         (c) A grantee shall be deemed to have a "termination of employment" upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; (ii) the date the grantee ceases to be a Board member; or (iii) in the case of a grantee who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to clauses (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan. Such determinations of the Committee shall be final, binding and conclusive. A person who changes from one company status (employee, consultant or director) to another without interruption shall not be considered to have had a termination of employment by reason of such change, except for purposes of Section 2.5(e).

         (d) The terms "parent corporation" and "subsidiary corporation" shall have the meanings given them in section 424(e) and (f) of the Code, respectively.

         (e) The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each director's service as a director.

         (f) The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

             (i) to the extent that there is an employment, severance or other agreement or a benefit plan governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement or plan contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement or plan; and otherwise,

             (ii) the grantee's termination of employment by the Company or Company subsidiary or joint venture on account of any one or more of the following:

               (A) the willful commission by the grantee of an act that causes or may cause substantial damage to the Company or a Company subsidiary or joint venture;

               (B) the commission by the grantee of an act of fraud in the performance of such grantee's duties on behalf of the Company or a subsidiary or joint venture of the Company;

               (C) conviction of the grantee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary or joint venture of the Company, or

               (D) the continuing failure of grantee to perform the duties of such grantee to the Company or a subsidiary or joint venture of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the grantee by the Committee.

         Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause shall be made by the Committee in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

ARTICLE II

                              Awards Under The Plan

2.1      Certificates Evidencing Awards

         Each award granted under the Plan shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate. The Grant Certificate shall specify whether the option is intended to be an incentive stock option.

2.2      Grant of Stock Options and Dividend Equivalent Rights

         (a) Stock Option Grants. The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

         (b) Option Exercise Price. Each Grant Certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

         (c) Exercise Period. Each Grant Certificate with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no incentive stock option shall be exercisable more than 10 years after the date of grant, and provided further that, except as and to the extent that the Committee may otherwise provide, no option shall be exercisable prior to the first anniversary of the date of grant.

         (d) Reload Options. The Committee may in its sole discretion include in any Grant Certificate with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3(e)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date not later than the expiration date of the original option. In the event that a Grant Certificate provides for the grant of a reload option, such Certificate shall also provide that the exercise price of the original option be not less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.3 (e) (ii) in payment of such exercise price shall have been held for at least six months.

         (e) Dividend Equivalent Rights. The Committee may in its sole discretion include in any Grant Certificate with respect to an option a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Grant Certificate, the Committee shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Committee shall deem appropriate. Notwithstanding the foregoing, no dividend equivalent rights shall be conditioned on the exercise of any option if and to the extent that such dividend equivalent right would cause the compensation represented by such option not to constitute performance-based compensation under section 162(m) of the Code.

         (f) Incentive Stock Option Limitation: Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

         (g) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (b) and (c) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3      Exercise of Options

         Subject to the other provisions of this Article II, including Section 2.5, each option granted under the Plan shall be exercisable as follows:

         (a) Vesting Period. Unless the applicable Grant Certificate otherwise provides, an option shall vest and become exercisable in equal installments of 20% of the shares subject to such option; one installment shall become vested and exercisable on each successive anniversary of the date of grant.

         (b) End of Exercise Period. Unless the applicable Grant Certificate otherwise provides, once an installment becomes vested and exercisable, it shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

         (c) Timing and Extent of Exercise. Unless the applicable Grant Certificate otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

         (d) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

         (e) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) subject to rules or policies established by the Committee or its designee, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; (iii) by delivering to the Company authorization for the immediate sale of the shares of the Common Stock that will be purchased by exercise of the option and retention by Company of such sale or liquidation proceeds (accompanied by all requisite authorizations as the Committee or its designee deems necessary) with respect to such numbers of shares having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised by the grantee, the Fair Market Value of shares to be so purchased and sold to be determined as of the date immediately preceding the date on which the option is exercised or (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe (whether directly or indirectly through the exchange agent).

         (f) Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

         2.4 No Stockholder Rights. No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

         2.5      Termination of Employment; Death Subsequent to
                     a Termination of Employment

         (a) General Rule. Except to the extent otherwise provided herein or by the terms of an Award Certificate, a grantee who incurs a termination of employment may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of termination of employment; and (ii) exercise must occur not later than the date of termination of employment but in no event after the original expiration date of the award. A layoff or furlough of a grantee shall not be deemed a termination of employment for purposes of the Plan.

         (b) Dismissal or Resignation. If a grantee incurs a termination of employment as the result of resignation or a dismissal for cause, all options not theretofore exercised shall terminate upon the grantee's termination of employment. It a grantee incurs a termination of employment other than for cause or by resignation, then any outstanding option shall be exercisable on the following terms and conditions: (i) ) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and (ii) exercise must occur by three months from the date of termination of employment.

         (c) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award. For this purpose "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.

         (d) Death.


             (i) Termination of Employment as a Result of Grantee's Death. If a grantee incurs a termination of employment as the result of the grantee's death, then any outstanding option shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and
          (B) exercise must occur by the earlier of (1) the first anniversary of the grantee's termination of employment, or (2) the original expiration date of the award.

             (ii) Death Subsequent to a Termination of Employment. If a grantee dies subsequent to incurring a termination of employment but prior to the expiration of the exercise period with respect to a non-qualified stock option, then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's date of death or (B) the original expiration date of the award.

             (iii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee.

         (e) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of the grantee's becoming disabled, may be treated as an incentive stock option.

         (f) Committee Discretion. The Committee, in the applicable Grant Certificate, may waive or modify the application of the foregoing provisions of this Section 2.5 (other than subsection (e) above).

2.6      Transferability of Options

         Except as otherwise provided in an applicable Grant Certificate evidencing an option, during the lifetime of a grantee, each option granted to a grantee shall be exercisable only by the grantee and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
(C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
ARTICLE III

                                  Miscellaneous

3.1      Amendment of the Plan; Modification of Awards

         (a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

         (b) Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan which (i) increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or
(ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan to someone who is, or who is anticipated to be a "162(m) covered employee" (as defined in Section 3.9), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

         (c) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or
(iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2      Consent Requirement

         (a) No Plan Action without Required Consent. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

         (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3      Nonassignability

         Except as provided in Section 2.5(d) and Section 2.6 no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution, and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4      Restriction on Issuance of Stock Pursuant to Awards

         The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.5       Requirement of Notification Upon Disqualifying Disposition Under
            Section 421(b) of the Code

         Each Grant Certificate with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6      Withholding Taxes

         Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7      Adjustment Upon Changes in Common Stock

         (a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under
Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a "162(m) covered employee" (as defined in Section 3.9), to cease to so qualify.

         (b) Outstanding Options and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option, and the exercise price-per-share of Common Stock of each such option and the number of any related dividend equivalent rights.

         (c) Outstanding Options and Dividend Equivalent Rights -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or dividend equivalent right would have received in such merger or consolidation.

         (d) Outstanding Options and Dividend Equivalent Rights -- Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company,
(ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

             (A) cancel, effective immediately prior to the occurrence of such event, each option (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or

             (B) provide for the exchange of each option (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

         (e) Outstanding Options and Dividend Equivalent Rights -- Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.

         (f) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.

3.8      Change in Control

         (a) Change in Control Defined. For purposes of this Section 3.8, a "Change in Control" shall be deemed to have occurred if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, (b) the Board approves the sale of all or substantially all of the property or assets of the Company, or (c) the Board approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

         (b) Effect of a Change in Control. Upon the occurrence of a Change in
Control:


             (i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and immediately exercisable; and

             (ii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option, but only to the extent that the award was vested (and grantee was entitled to exercise the award) on date of the termination of the grantee's employment, whether by the terms of the award or by operation of Section 3.8(b)(i) above, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(ii) and (y) the first anniversary of the grantee's termination of employment.

         Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in Section 3.8(a), each option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such option, an amount equal to the excess of the fair market value of such shares immediately prior to the occurrence of such transaction over the exercise price per share of such option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine.

3.9      Limitations Imposed by Section 162(m)

         Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of options or dividend equivalent rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a grantee exercises an option or would receive a payment in respect of a dividend equivalent right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future. An individual is a "162(m) covered employee" if, as of the last day of the Company's taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the four highest compensated officers of the Company other than the chief executive officer. Whether an individual is described in either clause (A) or
(B) above shall be determined in accordance with applicable regulations under section 162(m) of the Code.

3.10     Right of Discharge Reserved

         Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue his or her employment or affect any right which the Company may have to terminate such employment.

3.11     Nature of Payments

         (a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

         (b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.12     Non-Uniform Determinations

         The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

3.13     Other Payments or Awards

         Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.14     Headings

         Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.15     Effective Date and Term of Plan

         (a) Adoption; Stockholder Approval. The Plan was adopted by the Board on January 26, 2001, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

         (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

3.16     Governing Law

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.